                                                           EXHIBIT 99.1

                         PAGING AND CELLULAR OF TEXAS
                              (A PROPRIETORSHIP)
                                 BALANCE SHEET
                              SEPTEMBER 30, 1995
                                  (UNAUDITED)

                                     ASSETS

         Current assets:
            Cash                                           $   27,063
            Accounts receivable                               904,639
            Other current assets                                3,299
                                                           ----------
         Total current assets                                 935,001
         Fixed assets:
            Office equipment                                  132,933
            Office furniture & fixtures                        47,394
            Pagers                                          4,036,062
                                                            ---------
                                                            4,216,389
            Less allowance for depreciation                  (873,802)
                                                            ---------
                                                            3,342,587
         Total assets                                      $4,277,588
                                                           ----------
                                                           ----------

                         LIABILITIES AND OWNER'S EQUITY
         Current liabilities:
            Accounts payables and accrued liabilities      $   92,690
            Sales tax payable                                  57,902
            Security deposits                                   2,872
            Unearned revenue                                  364,862
            Deferred income                                   373,584
            Current maturities of long-term debt            1,594,086
                                                           ----------
         Total current liabilities                          2,485,996

         Long-term debt, less current maturities            1,788,686

         Owner's equity                                         2,906
                                                           ----------
         Total liabilities and owner's equity              $4,277,588
                                                           ----------
                                                           ----------

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                         PAGING AND CELLULAR OF TEXAS
                              (A PROPRIETORSHIP)
                    STATEMENT OF INCOME AND OWNER'S EQUITY
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

         Total revenues                                    $4,177,098
         Cost of goods sold                                   887,056
                                                           ----------
                                                            3,290,042
         Cost of sales and services                         1,078,352
                                                           ----------
                                                            2,211,690
         Expenses:
            Selling, general and administrative             1,121,907
            Depreciation and amortization                     492,042
                                                           ----------
                                                            1,613,949
         Interest expense                                    (300,223)
         Other income                                          13,500
                                                           ----------
         Net income                                           311,018
         Owner's equity, beginning of period                  (70,128)
         Owner's draws during the period                     (237,984)
                                                           ----------
         Owner's equity, end of period                     $    2,906
                                                           ----------
                                                           ----------

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                         PAGING AND CELLULAR OF TEXAS
                              (A PROPRIETORSHIP)
                            STATEMENT OF CASH FLOWS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)


       OPERATING ACTIVITIES
         Net income                                           $ 311,018
         Adjustments to reconcile net income
           to net cash provided by operating activities:
           Depreciation and amortization                        492,042
           Changes in operating assets and liabilities:
             Increase in prepaids and other assets             (331,977)
             Increase in accrued liabilities                     52,348
                                                              ---------
         Net cash provided by operating activities              523,431

       INVESTING ACTIVITIES
         Disposals of fixed assets, net                         199,704

       FINANCING ACTIVITIES
           Payments on long-term debt                          (459,743)
           Distributions to owner                              (237,984)
                                                               ---------
         Net cash used in financing activities                 (697,727)

       Net increase in cash and cash equivalents                 25,408
       Cash and cash equivalents at beginning of period           1,655
                                                              ---------
       Cash and cash equivalents at end of period             $  27,063
                                                              ---------
                                                              ---------
